UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Â Preliminary Proxy Statement	ÂConfidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
ÂDefinitive Proxy Statement
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MAGMA DESIGN AUTOMATION, INC.
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on October 20, 2011

MAGMA DESIGN AUTOMATION, INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: August 26, 2011
Date: October 20, 2011
Time: 10:00 AM PDT

MAGMA DESIGN AUTOMATION, INC.
1650 TECHNOLOGY DRIVE SAN JOSE, CA 95110
Location: 1650 Technology Drive
San Jose, CA 95110

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.
Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement    2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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(located on the
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
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2) BY TELEPHONE:    1-800-579-1639
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advisor. Please make the request as instructed above on or before October 06, 2011 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXXavailable and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote
FOR the following:

1. Election of Directors
Nominees
01 Roy E. Jewell    02 Thomas M. Rohrs

The Board of Directors recommends you vote FOR proposals 2 and 3.

2. To ratify the appointment of Grant Thornton LLP as Magma's independent registered public accountants for the fiscal year ending April 29, 2012.

3. Advisory vote on executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4. Advisory vote on the frequency of future advisory votes on executive compensation.

NOTE: Such other business will be transacted as may properly come before the meeting or any adjournment or postponement thereof.
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